Exhibit 10.1

AMENDED AND RESTATED

SHARE SUBSCRIPTION AGREEMENT

by and among

ARALEZ PHARMACEUTICALS INC.,

ARALEZ PHARMACEUTICALS PLC,

TRIBUTE PHARMACEUTICALS CANADA INC.,

POZEN INC.,

QLT INC.

and

THE OTHER CO-INVESTORS IDENTIFIED
ON SCHEDULE I HERETO

Dated as of December 7, 2015

i

TABLE OF CONTENTS
(continued)

ii

TABLE OF CONTENTS
(continued)

		Page

8.11	ENTIRE AGREEMENT	30

8.12	AMENDMENTS; WAIVERS	30

8.13	HEADINGS	30

8.14	NO THIRD-PARTY BENEFICIARIES	30

8.15	OBLIGATIONS OF THE CO-INVESTORS AND THE COMPANY	31

SCHEDULE I	Schedule of Co-Investors
ANNEX A	Investors’ Registration Rights
ANNEX B	Purchaser’s Registration Rights

iii

AMENDED AND RESTATED SHARE SUBSCRIPTION AGREEMENT

This AMENDED AND RESTATED SHARE SUBSCRIPTION AGREEMENT, dated as of December 7, 2015 (the “Agreement”), is by and among QLT Inc., a corporation formed under the laws of the Province of British Columbia, Canada (“Purchaser”), Tribute Pharmaceuticals Canada Inc., a corporation formed under the laws of the Province of Ontario, Canada (“Tribute”), POZEN Inc., a corporation formed under the laws of the State of Delaware (“Pozen”), Aralez Pharmaceuticals plc, a public limited company formed under the laws of Ireland (formerly known as Aguono Limited, a private limited company formed under the laws of Ireland, and subsequently renamed Aralez Pharmaceuticals Limited prior to its re-registration as a public limited company named Aralez Pharmaceuticals plc) (the “Former Company”), Aralez Pharmaceuticals Inc., a corporation formed under the laws of the Province of British Columbia, Canada (the “Company”) and, other than Purchaser, the Persons identified on Schedule I hereto (each an “Investor” and together, the “Investors”).

W I T N E S S E T H:

WHEREAS, on June 8, 2015, Purchaser, Tribute, Pozen, the Former Company (as “Aguono Limited”) and the Investors entered into the Share Subscription Agreement (the “Original Agreement”) whereby, following the Merger Effective Time and the Arrangement Effective Time, the parent company of Pozen and Tribute would be domiciled in Ireland;

WHEREAS, on October 29, 2015, Purchaser, Tribute, Pozen, the Former Company (as “Aralez Pharmaceuticals Limited”) and the Investors entered into that certain Amendment No. 1 to Share Subscription Agreement to provide for the revised filing deadline of a Canadian preliminary prospectus with the Canadian Commissions;

WHEREAS, Purchaser, Tribute, Pozen, the Former Company, the Company and the Investors desire to terminate the Original Agreement and amend and restate the Original Agreement in its entirety to add the Company as a party to this Agreement and to remove the Former Company as a party to this Agreement, whereby, following the Merger Effective Time and the Arrangement Effective Time, the parent company of Pozen and Tribute will be domiciled in British Columbia, Canada;

WHEREAS, Tribute and Pozen wish to enter into a business combination transaction (the “Mergers”), pursuant to the terms of the Merger Agreement described below;

WHEREAS, the Mergers will be effected in accordance with that certain Agreement and Plan of Merger and Arrangement, as amended (the “Merger Agreement”), by and among the Company, Tribute, Pozen, ARLZ CA Acquisition Corp., a corporation formed under the laws of the Province of Ontario, Canada (“Merger Sub One”) ARLZ US Acquisition II Corp., a corporation formed under the laws of the State of Delaware (“Merger Sub Two”), pursuant to which (i) Merger Sub One will amalgamate with Tribute (the “Tribute Merger”), with Tribute continuing as a wholly-owned direct subsidiary of the Company, and (ii) Merger Sub Two will merge with and into Pozen (the “Pozen Merger” and together with the Tribute Merger, the “Mergers”), with Pozen continuing as the surviving corporation of the Pozen Merger and as a wholly-owned indirect subsidiary of the Company;

WHEREAS, the parties desire to remove JW Opportunities Fund, LLC as a party to this Agreement and add JW Opportunities Master Fund, Ltd. as a party to this Agreement;

WHEREAS, Purchaser, together with the Investors (collectively, the “Co-Investors”), have agreed to provide capital to the Company in support of the Mergers;

WHEREAS, in furtherance of the foregoing, Tribute desires to allot and issue to the Co-Investors, and the Co-Investors desire to subscribe for, up to a maximum of 82,474,227 common shares of Tribute (the “Shares”) for the Subscription Price (as hereinafter defined) as set forth in, and in accordance with the other provisions of, this Agreement such that the Shares purchased by the Co-Investors are arranged in connection with the Tribute Merger pursuant to the Plan of Arrangement (as defined below) on the same basis as all other outstanding common shares of Tribute;

WHEREAS, following its subscription for its portion of the Shares, Purchaser may cause all or a portion of such securities to be distributed to its shareholders pursuant to a special election distribution effected by way of a reorganization of share capital of the Purchaser or a reduction in paid-up capital of their Purchaser Common Shares, and/or a plan of arrangement regarding the same (allowing Purchaser’s shareholders to receive such securities or cash, subject to possible proration) (the “Distribution”) and the Company has agreed to register such Distribution under the Securities Act of 1933 (the “Securities Act”) (all as defined below), with any portion of the Purchaser Shares not distributed to its shareholders to be sold and transferred on a private placement basis to certain of the Investors;

WHEREAS, the Company has agreed to grant the Investors and Purchaser the registration rights provided for herein; and

WHEREAS, certain terms used in this Agreement are defined in Section 1.1.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1                               Certain Definitions.  Capitalized terms used but not defined in this Agreement shall have the meanings set forth in the Merger Agreement.

In addition, for purposes of this Agreement, the following terms shall have the meanings specified in this Section 1.1:

“Canadian Securities Laws” means all applicable Canadian securities laws, rules, regulations, notices, instruments, blanket orders and policies in the Canadian Qualifying Provinces.

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Company Shares” means the common shares in the capital of the Company.

“Governmental Authority” means any international, multinational, federal, provincial, territorial, state, regional, municipal, local or other government or governmental body and any ministry, department, division, bureau, agent, official, agency, commission, board or authority of any government, governmental body, quasi-governmental or private body (including the TSXV, the TSX, the NASDAQ or any other applicable stock exchange), domestic or foreign, exercising any statutory, regulatory, expropriation or taxing authority under the authority of any of the foregoing and any domestic, foreign or international judicial, quasi-judicial or administrative court, tribunal, commission, board, panel, arbitrator or arbitral body acting under the authority of any of the foregoing.

“Investor Shares” with respect to each Investor means a number of Shares equal to the quotient obtained by dividing the Subscription Price of such Investor by the Per Share Subscription Price.  For the avoidance of doubt, Investor Shares, in the aggregate, shall not include Purchaser Shares.

“Law” any and all laws, statutes, codes, ordinances (including zoning), approvals, rules, regulations, instruments, by-laws, notices, policies, protocols, guidelines, guidance, manuals, treaties or other requirements of any Governmental Authority having the force of law and any legal requirements arising under the common law or principles of law or equity.

“NASDAQ” means the NASDAQ Global Select Market.

“Per Share Subscription Price” means the per Share price calculated by multiplying the Pozen Purchase Price by 0.1455.  The “Pozen Purchase Price” shall be equal to the lesser of (i) $7.20, and (ii) a five percent (5%) discount off the five (5) day volume weighted average price as reported on Bloomberg Financial Markets (“VWAP”) per share of Pozen common stock, calculated over the five (5) trading days immediately preceding the date of Closing; provided that in no event shall the Pozen Purchase Price be less than $6.25.  In the event any of Pozen, Tribute or Aralez announce a material event, whether by press release or filing of a Form 8-K (other than results of any shareholder meeting) during the ten (10) day period immediately preceding the Closing, then clause (ii) above shall be deemed amended and restated as follows: “(ii) a five percent (5%) discount off the two (2) day volume weighted average price as reported on Bloomberg Financial Markets (“VWAP”) per share of Pozen common stock, calculated over the two (2) trading days immediately preceding the date of Closing; provided that in no event shall the Pozen Purchase Price be less than $6.25.”

“Plan of Arrangement” shall mean the Amended and Restated Plan of Arrangement attached to the Merger Agreement.

“Purchaser Common Shares” means the common shares, without par value, of Purchaser.

“Purchaser Meeting” means the meeting of the holders of the Purchaser Common Shares, and any postponement or adjournment thereof, at which the holders of the Purchaser Common Shares will be asked to vote, among other things, on the Distribution being effected by way of a reorganization of share capital of the Purchaser or a reduction in paid-up capital of their Purchaser Common Shares, and/or a plan of arrangement regarding the same.

“Purchaser Proxy Statement” means the proxy statement of Purchaser to be furnished to the holders of the Purchaser Common Shares in connection with the Purchaser Meeting.

“Purchaser Shares” means a number of Shares equal to the quotient obtained by dividing the Subscription Price of the Purchaser by the Per Share Subscription Price.  For the avoidance of doubt, Purchaser Shares shall not include Investor Shares.

“Securities Act” means the Securities Act of 1933, as amended, or any successor Law thereto, and the rules and regulations issued pursuant to that statute or any successor Law.

“TSX” means the Toronto Stock Exchange.

1.2                               Terms Defined Elsewhere in this Agreement.  For purposes of this Agreement, the following terms have meanings set forth in the sections indicated:

Term	Section

Agreement	Preamble
Canadian Commissions	Annex B
Co-Investors	Recitals
Co-Investors’ Disclosure Schedule	ARTICLE IV
Company	Preamble
Confidentiality Agreements	5.1(b)
Consents	5.2(a)
Distribution	Recitals
Investment Closing	2.3
Investment Closing Date	2.3
Investors	Preamble
Investor Registration Expenses	Annex A
Investor Registration	Annex A
Investor Registration Statement	Annex A
Losses	1.2(f)
Mergers	Recitals
Merger Agreement	Recitals
Merger Closing Conditions	6.1(d)
Pozen	Preamble
Pozen Merger	Recitals
Pozen SEC Documents	3.2(c)
Prospectus	Annex B
Purchaser	Preamble
register, registered, registration	Annex A
Registrable Securities	Annex A
Registration	Annex B

Term	Section

Registration Expenses	Annex B
Registration Statement	Annex B
Securities Act	Preamble
Selling Expenses	Annex A
Share Price	2.1(b)
Shares	Recitals
Subscription Price	2.1(d)
Transfer Agent	2.2(b)
Tribute	Preamble
Tribute Merger	Recitals
Tribute SEC Documents	3.3(c)

1.3                               Other Definitional and Interpretive Matters.

(a)                                 Unless otherwise expressly provided, for purposes of this Agreement, the following rules of interpretation shall apply:

Calculation of Time Period.  When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded.  If the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day.

Dollars.  Any reference in this Agreement to $ shall mean U.S. dollars.

Schedules and Annexes.  The Schedules and Annexes to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.  All Schedules and Annexes annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein.  Any capitalized terms used in any Schedule or Annex but not otherwise defined therein shall be defined as set forth in this Agreement.

Gender and Number.  Any reference in this Agreement to gender shall include all genders, and words imparting the singular number only shall include the plural and vice versa.

Headings.  The provision of a Table of Contents, the division of this Agreement into Articles, Sections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement.  All references in this Agreement to any “Section” are to the corresponding Section of this Agreement unless otherwise specified.

Herein.  The words such as “herein,” “hereinafter,” “hereof,” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.

Including.  The word “including” or any variation thereof means “including, without limitation” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it.

(b)                                 The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

ARTICLE II

SUBSCRIPTION FOR SHARES; SUBSCRIPTION PRICE; INVESTMENT CLOSING

2.1                               Subscription for Shares.

(a)                                 Subject to the terms and conditions hereof, at the Investment Closing, the Purchaser hereby agrees to subscribe for the Purchaser Shares.

(b)                                 Subject to the terms and conditions hereof, at the Investment Closing, each Investor hereby agrees to subscribe for such Investor’s Investor Shares.

(c)                                  Subject to the terms and conditions hereof, at the Investment Closing, Tribute will allot and issue to (i) the Purchaser, the Purchaser Shares and (ii) each Investor, such Investor’s Investor Shares.

(d)                                 Subject to the terms and conditions hereof, at the Investment Closing, the Board of Tribute will approve the allotment and issue to (i) the Purchaser of the Purchaser Shares and (ii) each Investor of such Investor’s Investor Shares, procure that Tribute ‘s shareholder register reflects the allotment and issue share certificates to the Co-Investors.

(e)                                  The aggregate amount that each Co-Investor will pay to Tribute for the Shares it subscribes for hereunder shall be set forth opposite such Co-Investor’s name under the heading “Subscription Price” on Schedule I hereto (with respect to each Co-Investor, the “Subscription Price”).

2.2                               Payment of Subscription Price; Allotment of Shares.

(a)                                 At the Investment Closing, each Co-Investor shall pay its respective Subscription Price to Tribute by wire transfer of immediately available funds into an account designated in writing by Tribute not less than three Business Days prior to the Investment Closing Date.

(b)                                 At the Investment Closing, Tribute will instruct its transfer agent (the “Transfer Agent”) to deliver (i) the Purchaser Shares to the Purchaser and (ii) to each Investor, such Investor’s Investor Shares, in certificate form, in each case registered in the name of such Co-Investor.

2.3                               Investment Closing.  Subject to the satisfaction or waiver of the conditions set forth in ARTICLE VI (other than conditions that by their nature are to be satisfied at the Investment Closing, but subject to the satisfaction or waiver of those conditions at such time), the consummation of the allotment and issue of the Shares provided for in Section 2.1 hereof (the “Investment Closing”) shall occur immediately prior to and at the same location as the Closing under the Merger Agreement.  The date the Investment Closing occurs is referred to as the “Investment Closing Date”.

2.4                               Tribute Deliveries.  At the Investment Closing, subject to the terms and conditions hereof, Tribute shall deliver, or cause to be delivered, to each Co-Investor:

(a)                                 copies of resolutions, certified by an officer of Tribute, as to the authorization by Tribute of this Agreement and all of the transactions contemplated hereby;

(b)                                 a certificate in form and substance reasonably satisfactory to each Co-Investor, dated the Investment Closing Date and signed by the Chief Executive Officer of Tribute, stating that the conditions set forth in Sections 6.2(a) and 6.2(b) hereof (as they relate to Tribute) and the conditions set forth in Sections 8.1 (as they relate to Tribute) and 8.2 of the Merger Agreement have been satisfied and/or complied with by Tribute; and

(c)                                  such other documents as Purchaser shall reasonably request.

2.5                               Pozen Deliveries.  At the Investment Closing, subject to the terms and conditions hereof, Pozen will deliver, or cause to be delivered, to each Co-Investor:

(a)                                 copies of resolutions, certified by the Secretary of Pozen, as to the authorization by Pozen of this Agreement and all of the transactions contemplated hereby; and

(b)                                 a certificate in form and substance reasonably satisfactory to each Co-Investor, dated the Investment Closing Date and signed by the Chief Executive Officer of Pozen, stating that the conditions set forth in Sections 6.2(a) and 6.2(b) hereof (as they relate to Pozen) and the conditions set forth in Sections 8.1 (as they relate to Pozen) and 8.3 of the Merger Agreement have been satisfied and/or complied with by Pozen.

2.6                               Co-Investor Deliveries.  At the Investment Closing, subject to the terms and conditions hereof, each Co-Investor will deliver, or cause to be delivered, to Tribute:

(a)                                 payment to Tribute of such Co-Investor’s respective Subscription Price by wire transfer of immediately available funds to an account designated by Tribute in writing at least three Business Days prior to the Investment Closing Date;

(b)                                 a cross-receipt executed by each Co-Investor and delivered to Tribute certifying that, as of the Investment Closing Date, it has received (i) in the case of the Purchaser, the Purchaser Shares and (ii) in the case of each Investor, such Investor’s Investor Shares;

(c)                                  copies of resolutions, certified by an authorized signatory of such Co-Investor, as to the authorization by such Co-Investor of this Agreement and all of the transactions contemplated hereby; and

(d)                                 a certificate in form and substance reasonably satisfactory to the Company, dated the Investment Closing Date and signed by an authorized signatory of such Co-Investor, stating that the conditions in Sections 6.3(a) and 6.3(b) hereof have been satisfied and/or complied with by each Co-Investor.

2.7                               Tribute Additional Deliveries.  At the Investment Closing, subject to the terms and conditions hereof, Tribute shall deliver, or cause to be delivered, to each Co-Investor:

(a)                                 the Shares as set forth in Section 2.2(b) hereof, in certificate form, in each case registered in the name of such Co-Investor, which Shares shall be free and clear of any Liens; and

(b)                                 a cross-receipt, executed by Tribute and delivered to each Co-Investor certifying that it has received the Subscription Price from such Co-Investor as of the Investment Closing Date.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY; TRIBUTE; POZEN

3.1                               Representations and Warranties of the Company.  In order to induce the Co-Investors to enter into this Agreement, except with respect to Section 3.1(f) below, to which the Company solely represents and warrants, the Company, Tribute and Pozen represent and warrant to each Co-Investor as follows:

(a)                                 Corporate Existence; Authority.

(i)                                     The Company is a corporation duly incorporated and validly existing under the Laws of British Columbia, Canada .  The Company has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted.

(ii)                                  The Company has the corporate power and authority to enter into, execute and deliver this Agreement, to perform its obligations under this Agreement, and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and validly approved by the Board of the Company.  The Board of the Company has determined that this Agreement is advisable to and is in the best interests of the Company and its shareholders and no other corporate proceedings on the part of the Company are necessary to approve this Agreement and to consummate the transactions contemplated hereby.  This Agreement has been duly and validly executed and delivered by the Company and (assuming the due authorization, execution and delivery by each of the Co-Investors, Pozen and Tribute) constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and to general principles of equity).

(b)                                 Conflicts; Consents and Approvals.  Neither the execution and delivery of this Agreement by the Company nor the consummation of the transactions contemplated by this Agreement will:

(i)                                     conflict with, or result in a breach of, any provision of the Articles of Incorporation, or By-Laws, of the Company;

(ii)                                  violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with the giving of notice, the passage of time or otherwise, would constitute a default) under, or entitle any party (with the giving of notice, the passage of time or otherwise) to terminate, accelerate, adversely modify or call a default under, or result in the creation of any Liens upon any of the properties or assets of the Company or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, contract, undertaking, agreement, lease or other instrument or obligation to which the Company or any of its Subsidiaries is a party;

(iii)                               violate any Laws applicable to the Company or any of its Subsidiaries or any of their respective properties or assets; or

(iv)                              require any action or consent or approval of, or review by, other than registrations or other actions required under federal and state securities Laws and the Canadian Securities Laws as are contemplated by this Agreement or any post-closing notice filings required under applicable United States federal or state securities laws.

(c)                                  The Company has provided Purchaser and the Investors with true, correct and complete copies of the Merger Agreement and any annexes, exhibits, schedules (including disclosure schedules) thereto.

(d)                                 Registration Statement and Investor Registration Statement.  None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Registration Statement or the Investor Registration Statement to be filed with the Commission by the Company under the Securities Act at the time the Registration Statement or Investor Registration Statement becomes effective will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that no representation or warranty is made by the Company with respect to statements made or incorporated by reference therein based on written information supplied by Purchaser expressly for inclusion or incorporation by reference in the Registration Statement or the Investors expressly for inclusion or incorporation by reference in the Investor Registration Statement). Each of the Registration Statement, except for such portions thereof that relate only to Purchaser and its Subsidiaries, and the Investor Registration Statement, except for such portions thereof that relate only to Investors, will comply as to form in all material respects with the provisions of the Securities Act.

(e)                                  Valid Issuance.  The Company Shares to be issued to the Purchaser and the Investors pursuant to the Plan of Arrangement will, when issued, allotted and delivered in accordance with the terms of the Plan of Arrangement, be duly and validly issued, will be exempt from the prospectus requirements of applicable Canadian Securities Laws and all such Company Shares will be fully paid and free of preemptive rights, with no personal liability attaching to the ownership thereof, and will be free and clear of all Liens.  The first trade in Company Shares will be exempt from the prospectus requirements of applicable Canadian Securities Laws subject to compliance with applicable Canadian Securities Laws at the time of such resale.

(f)                                   The Company Shares to be issued to the Purchaser and the Investors upon consummation of the Plan of Arrangement will have been duly and validly issued pursuant to an exemption from the registration requirement of the Securities Act as provided by Section 3(a)(10) thereof.

3.2                               Representations and Warranties of Pozen.  In order to induce the Co-Investors to enter into this Agreement, Pozen represents and warrants to each Co-Investor as follows:

(a)                                 Corporate Existence; Authority.

(i)                                     Pozen is a corporation validly existing and in good standing under the Laws of the State of Delaware.  Pozen has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted.

(ii)                                  Pozen has the corporate power and authority to enter into, execute and deliver this Agreement, to perform its obligations under this Agreement, and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and validly approved by the Board of Pozen and no other corporate proceedings on the part of Pozen are necessary to approve this Agreement and to consummate the transactions contemplated hereby.  This Agreement has been duly and validly executed and delivered by Pozen and (assuming the due authorization, execution and delivery by each of the Co-Investors and Tribute) constitutes the valid and binding obligation of Pozen, enforceable against Pozen in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and to general principles of equity).

(b)                                 Conflicts; Consents and Approvals.  Neither the execution and delivery of this Agreement by Pozen nor the consummation of the transactions contemplated by this Agreement will:

(i)                                     conflict with, or result in a breach of, any provision of the Certificate of Incorporation, as amended, and the Bylaws, as amended, of Pozen;

(ii)                                  violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with the giving of notice, the passage of time or otherwise, would constitute a default) under, or entitle any party (with the giving of notice, the passage of time or otherwise) to terminate, accelerate, adversely modify or call a default under, or result in the creation of any Liens upon any of the properties or assets of Pozen or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, contract, undertaking, agreement, lease or other instrument or obligation to which Pozen or any of its Subsidiaries is a party;

(iii)                               violate any Laws applicable to Pozen or any of its Subsidiaries or any of their respective properties or assets; or

(iv)                              require any action or consent or approval of, or review by, or registration or filing by Pozen or any of its Affiliates with, any third party or any Governmental Authority, other than registrations or other actions required under federal and state securities Laws as are contemplated by this Agreement.

(c)                                  SEC Filings.  Pozen has timely filed or received the appropriate extension of time within which to file with the Commission all forms, reports, schedules, statements and other documents required to be filed by it since January 1, 2014 under the Exchange Act or the Securities Act (such documents, as supplemented and amended since the time of filing, collectively, the “Pozen SEC Documents”).  The Pozen SEC Documents, including any financial statements or schedules included therein, at the time filed (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of mailing, respectively) (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be.  The financial statements of Pozen included in the Pozen SEC Documents at the time filed complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, were prepared in accordance with GAAP during the periods involved (except as may be indicated in the notes thereto, auditor’s report thereon or, in the case of unaudited statements, as permitted by Form 10-Q of the Commission), and fairly present in all material respects (subject in the case of unaudited statements to normal audit adjustments and subject to restatements filed with the Commission prior to the date of this Agreement) the consolidated financial position of Pozen and its consolidated Subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.  No Subsidiary of Pozen is subject to the periodic reporting requirements of the Exchange Act other than as part of Pozen’s consolidated group or required to file any form, report or other document with the Commission, NASDAQ, any other stock exchange or comparable Governmental Authority.

(d)                                 Private Placement.  Neither Pozen nor, to Pozen’s knowledge, any person acting on behalf of Pozen has offered or sold any of the Shares by any form of “general solicitation” or “general advertising”, as such terms are used in Rule 502(c) of Regulation D under the Securities Act.

3.3                               Representations and Warranties of Tribute.  In order to induce the Co-Investors to enter into this Agreement, Tribute represents and warrants to each Co-Investor as follows:

(a)                                 Corporate Existence; Authority.

(i)                                     Tribute is a corporation validly existing and in good standing under the Laws of the jurisdiction of its organization.  Tribute has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted.

(ii)                                  Tribute has the corporate power and authority to enter into, execute and deliver this Agreement, to perform its obligations under this Agreement, and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and validly approved by the Board of Tribute and no other corporate proceedings on the part of Tribute are necessary to approve this Agreement and to consummate the transactions contemplated hereby.  This Agreement has been duly and validly executed and delivered by Tribute and (assuming the due authorization, execution and delivery by each of the Co-Investors and Pozen) constitutes the valid and binding obligation of Tribute, enforceable against Tribute in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and to general principles of equity).

(b)                                 Valid Issuance.  The Shares to be issued pursuant to this Agreement will, when issued, allotted and delivered in accordance with the terms of this Agreement for the consideration expressed herein, be duly and validly issued, will be exempt from the prospectus requirements of applicable Canadian Securities Laws and, at the Investment Closing, all such Shares will be fully paid and free of preemptive rights, with no personal liability attaching to the ownership thereof, and will be free and clear of all Liens.

(c)                                  Conflicts; Consents and Approvals.  Neither the execution and delivery of this Agreement by Tribute nor the consummation of the transactions contemplated by this Agreement will:

(i)                                     conflict with, or result in a breach of, any provision of the Organizational Documents of Tribute;

(ii)                                  violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with the giving of notice, the passage of time or otherwise, would constitute a default) under, or entitle any party (with the giving of notice, the passage of time or otherwise) to terminate, accelerate, adversely modify or call a default under, or result in the creation of any Liens upon any of the properties or assets of Tribute or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, contract, undertaking, agreement, lease or other instrument or obligation to which Tribute or any of its Subsidiaries is a party;

(iii)                               violate any Laws applicable to Tribute or any of its Subsidiaries or any of their respective properties or assets; or

(iv)                              require any action or consent or approval of, or review by, or registration or filing by Tribute or any of its Affiliates with, any third party or any Governmental

Authority, other than registrations or other actions required under federal and state securities Laws as are contemplated by this Agreement.

(d)                                 Tribute Reporting Issuer.  Tribute has been a “reporting issuer” (as such term is defined in Canadian Securities Laws) in a jurisdiction of Canada for the four months preceding the date of this Agreement and will be a reporting issuer not in default immediately preceding the Investment Closing and until the Plan of Arrangement is effected.

(e)                                  SEC Filings.  Tribute has timely filed or received the appropriate extension of time within which to file with the Commission all forms, reports, schedules, statements and other documents required to be filed by it since January 1, 2014 under the Exchange Act or the Securities Act (such documents, as supplemented and amended since the time of filing, collectively, the “Tribute SEC Documents”).  The Tribute SEC Documents, including any financial statements or schedules included therein, at the time filed (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of mailing, respectively) (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be.  The financial statements of Tribute included in the Tribute SEC Documents at the time filed complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, were prepared in accordance with GAAP during the periods involved (except as may be indicated in the notes thereto, auditor’s report thereon or, in the case of unaudited statements, as permitted by Form 10-Q of the Commission), and fairly present in all material respects (subject in the case of unaudited statements to normal audit adjustments and subject to restatements filed with the Commission prior to the date of this Agreement) the consolidated financial position of Tribute and its consolidated Subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.  No Subsidiary of Tribute is subject to the periodic reporting requirements of the Exchange Act other than as part of Tribute’s consolidated group or required to file any form, report or other document with the Commission, NASDAQ, the TSX, any other stock exchange or comparable Governmental Authority.

(f)                                   Private Placement.  Assuming that the representations of each Co-Investor set forth in Section 4.1(c) are true and correct and assuming that the representation of Pozen set forth in Section 3.2(d) is true and correct, the initial allotment and issuance of the Shares in conformity with the terms of this Agreement are exempt from both (i) the registration requirements of Section 5 of the Securities Act and (ii) the prospectus requirements of the Canadian Securities Laws, and neither Tribute nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.  Neither Tribute nor, to Tribute’s knowledge, any person acting on behalf of Tribute has offered or sold any of the Shares by any form of “general solicitation” or “general advertising”, as such terms are used in Rule 502(c) of Regulation D under the Securities Act.

(g)                                  Registration Statement and Investor Registration Statement.  None of the information supplied or to be supplied by Tribute for inclusion or incorporation by reference in the Registration Statement or the Investor Registration Statement to be filed with the Commission by the Company under the Securities Act at the time the Registration Statement or Investor Registration Statement becomes effective will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that no representation or warranty is made by Tribute with respect to statements made or incorporated by reference therein based on written information supplied by Purchaser expressly for inclusion or incorporation by reference in the Registration Statement or the Investors expressly for inclusion or incorporation by reference in the Investor Registration Statement). Each of the Registration Statement, except for such portions thereof that relate only to Purchaser and its Subsidiaries, and the Investor Registration Statement, except for such portions thereof that relate only to Investors, will comply as to form in all material respects with the provisions of the Securities Act.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE CO-INVESTORS

4.1                               Representations and Warranties of the Co-Investors.  In order to induce the Company, Tribute and Pozen to enter into this Agreement, each Co-Investor severally for itself and not jointly with any one or more of the other Co-Investors represents and warrants to each of the Company, Tribute and Pozen as follows:

(a)                                 Corporate Existence; Authority; No Violation.

(i)                                     Co-Investor is a legal entity validly existing under the Laws of the jurisdiction of its organization.  Co-Investor has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted.

(ii)                                  Co-Investor has the corporate power and authority to enter into, execute and deliver this Agreement, to perform its obligations under this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and validly approved by all necessary corporate action on the part of Co-Investor.  No other corporate proceedings on the part of Co-Investor are necessary to approve this Agreement and to consummate the subscription for (A) in the case of the Purchaser, the Purchaser Shares and (B) in the case of each Investor, such Investor’s Investor Shares.  This Agreement has been duly and validly executed and delivered by Co-Investor and (assuming the due authorization, execution and delivery by the Company, Tribute, Pozen and the other Co-Investors) constitutes the valid and binding obligation of Co-Investor, enforceable against Co-Investor in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and to general principles of equity).

(b)                                 Conflicts; Consents and Approvals.  Neither the execution and delivery of this Agreement by Co-Investor nor the consummation of the subscription for (A) in the case of the Purchaser, the Purchaser Shares and (B) in the case of each Investor, such Investor’s Investor Shares, will:

(i)                                     conflict with, or result in a breach of, any provision of the organizational documents of Co-Investor;

(ii)                                  violate any Laws applicable to Co-Investor or any of its Subsidiaries or any of their respective properties or assets; or

(iii)                               require any action or consent or approval of, or review by, or registration or filing by Co-Investor or any of its Affiliates with, any third party or any Governmental Authority, other than registrations, beneficial ownership filings or other actions required under federal and state securities Laws as are contemplated by this Agreement.

(c)                                  Certain Securities Law Matters.

(i)                                     Co-Investor is acquiring its Shares as principal for its own account and, in the case of Purchaser, other than for the Distribution, not with a view to the distribution thereof within the meaning of the Securities Act and Canadian Securities Law.

(ii)                                  Each Co-Investor is resident in the jurisdiction stated in Schedule I applicable thereto.

(iii)                               Co-Investor understands that the Shares issued to it and the Company Shares to be issued in exchange for the Shares in connection with the Plan of Arrangement will not be transferable except (a) pursuant to an effective registration statement under the Securities Act and compliance with Canadian Securities Laws as applicable (b) pursuant to an available exemption from, or in a transaction not subject to, the Securities Act or applicable Canadian Securities Laws as evidenced by receipt by the Company of a written opinion of counsel for Co-Investor reasonably satisfactory to the Company to the effect that the proposed transfer is exempt from the registration requirements of the Securities Act and relevant state securities laws and exempt from the prospectus requirements of applicable Canadian Securities Laws, as applicable, or (c) pursuant to Rule 144 under the Securities Act (“Rule 144”) and after expiry of all “hold periods” or “seasoning periods” in Canada.  Applicable U.S. and Canadian restrictive legends shall be placed on certificates representing the Shares to be delivered to Co-Investor at the Investment Closing and the applicable U.S. restrictive legends shall be placed on any certificates representing the Company Shares to be issued in exchange for the Shares in connection with the Plan of Arrangement, substantially as follows:

“NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ALL APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, (B) PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE SECURITIES ACT AS EVIDENCED BY THE

CORPORATION BEING FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT, OR (C) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.”

At the time of the Investment Closing, the Shares to be issued to the Co-Investors will carry the following Canadian restrictive legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [  , 2016] [INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE INVESTMENT CLOSING DATE].  WITHOUT PRIOR WRITTEN APPROVAL OF TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL [INSERT DATE].”

The Company Shares issued to the Co-Investors in exchange for the Shares pursuant to the Plan of Arrangement in accordance with the Plan of Arrangement will not carry any Canadian restrictive legend.

(a)                                 Co-Investor Status.

(i)                                     At the time Co-Investor was offered the Shares, it was, and at the date hereof it is, either (a) “qualified institutional buyer”, as defined in Rule 144A under the Securities Act, or (b) an “accredited investor” as defined in Rule 501(a) of Regulation D.

(ii)                                  Co-Investor is an “accredited investor” as defined in National Instrument 45-106 - Prospectus Exemptions promulgated under applicable Canadian Securities Laws.

(b)                                 Sufficiency of Funds.

(i)                                     The Investor has sufficient cash on hand or other sources of immediately available funds to enable it to make payment of the Subscription Price and consummate the transactions contemplated by this Agreement.

(ii)                                  The Purchaser has, and at all times during this Agreement (prior to and including the Investment Closing) shall have, sufficient cash on hand or other sources of immediately available funds to enable it to make payment of the Subscription Price and consummate the transactions contemplated by this Agreement.

(c)                                  No Bad Actor.  No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act is applicable to the Co-Investor.

(d)                                 No General Solicitation.  Neither the Co-Investor, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer, sale or contemplated distribution of the Shares.

(e)                                  Exculpation Among Co-Investors.  Each Co-Investor represents that it has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment in Tribute (and indirectly in the Company) pursuant to this Agreement and is able to bear the economic risk of loss of its investment in Tribute (and indirectly in the Company) pursuant to this Agreement.  Each Co-Investor acknowledges that it is not relying upon any Person, other than Tribute and Pozen and their officers and directors, in making its investment or decision to invest in Tribute (and indirectly the Company) pursuant to this Agreement.  Each Co-Investor agrees that none of the Co-Investors or their respective controlling Persons, officers, directors, partners, agents, or employees shall be liable to any other Co-Investor for any action taken or omitted to be taken by any of them in connection with entering into, or complying with its respective obligations under, this Agreement, including without limitation purchasing the Shares.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1                               Furnishing Information.

(a)                                 For purposes of furthering the transactions contemplated hereby, each of the Company, Tribute and Pozen shall promptly provide Purchaser with any report, schedule or other document filed or received by it pursuant to the requirements of the federal securities laws of the United States or the Canadian Securities Laws relating to the Shares covered by this Agreement (other than reports or documents that Tribute or Pozen, as applicable, is not permitted to disclose under applicable Law).

(b)                                 The parties hereto hereby agree that all information received by them or their respective officers, directors, employees or representatives in connection with this Agreement and the consummation of the transactions contemplated hereby shall be governed in accordance with the respective confidentiality agreement entered into by such receiving party and any of the other parties hereto (collectively, the “Confidentiality Agreements”), each of which shall continue in full force and effect in accordance with its terms.

5.2                               Filings; Commercially Reasonable Efforts; Notification.

(a)                                 Upon the terms and subject to the conditions of this Agreement, each of the parties shall use its respective commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, as soon as practicable (and in any event prior to the End Date), the transactions contemplated by this

Agreement, including (i) obtaining and maintaining all necessary actions or nonactions, waivers, consents, licenses, permits, authorizations, orders and approvals (collectively, “Consents”) from applicable Governmental Authorities and the making of all other necessary registrations and filings, (ii) obtaining all Consents from third parties that are reasonably necessary in connection with the transactions contemplated by this Agreement, and (iii) the execution and delivery of any additional instruments reasonably necessary to consummate any of the transactions contemplated by, and to fully carry out the purposes of, this Agreement.

(b)                                 Each of the Company, Tribute and Pozen shall (i) use commercially reasonable efforts to make or cause to be made such filings with applicable Governmental Authorities as are required or, in Purchaser’s reasonable view, advisable in connection with the transactions contemplated by this Agreement as soon as reasonably practicable after the date of this Agreement and (ii) cooperate in good faith with the other party in obtaining any Consents from Governmental Authorities and in connection with resolving any investigation or other inquiry of any Governmental Authority with respect to such filings.

(c)                                  Each of the Company, Pozen and Tribute shall use commercially reasonable efforts to ensure that none of the information supplied or to be supplied by for inclusion or incorporation by reference in the Registration Statement or the Investor Registration Statement to be filed with the Commission by the Company under the Securities Act at the time the Registration Statement or Investor Registration Statement becomes effective will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that no representation or warranty is made by the Company, Pozen, Tribute or the Co-Investors with respect to statements made or incorporated by reference therein based on written information supplied by the other parties hereto expressly for inclusion or incorporation by reference in the Registration Statement or the Investors expressly for inclusion or incorporation by reference in the Investor Registration Statement).

(d)                                 Tribute shall prepare and file a business acquisition report with respect to the acquisition by Tribute of certain pharmaceutical products from Novartis AG announced in the press release of Tribute dated October 2, 2014.

5.3                               NASDAQ and TSX Listing.  The Company, Tribute and Pozen shall use commercially reasonable efforts to cause the Company Shares to be approved for listing on NASDAQ and conditionally approved for listing on the TSX prior to the Investment Closing, as mutually agreed by the parties, subject to official notice of issuance in respect of NASDAQ and subject to compliance with all of the customary requirements of the TSX, including receipt of all documentation required by the TSX.

5.4                               Reporting Issuer Status.  Tribute shall have the status of a reporting issuer not in default immediately preceding the Investment Closing and until the time the Plan of Arrangement is effected.

5.5                               Further Assurances.  Subject to, and not in limitation of, Section 5.2, each of Tribute and Pozen shall use its respective commercially reasonable efforts to (i) take, or cause to be taken, all actions necessary or appropriate to consummate the transactions contemplated by this Agreement and (ii) cause the fulfillment at the earliest practicable date of all of the conditions to their respective obligations to consummate the transactions contemplated by this Agreement.

5.6                               Advice of Changes.

(a)                                 Tribute and/or Pozen, as applicable, shall promptly advise the Co-Investors of any fact, change, event or circumstance that has had a Material Adverse Effect on Tribute and/or Pozen which Tribute and/or Pozen believes would or would be reasonably likely to give rise to a failure of the condition precedent set forth in Sections 6.1(d) or 6.1(e) hereof; provided that any failure to give notice in accordance with the foregoing shall not be deemed to constitute a violation of this Section 5.6 or the failure of the condition set forth in Section 6.1(d) hereof to be satisfied, or otherwise constitute a breach of this Agreement by Tribute and/or Pozen, in each case unless the underlying breach would independently result in a failure of the condition set forth in any of Sections 6.1(d) or 6.1(e) hereof to be satisfied; provided further, that that the delivery of any notice pursuant to this Section 5.6 shall not limit or otherwise affect the remedies of the Co-Investors available hereunder and no information delivered pursuant to this Section 5.6 shall affect the representations or warranties of the parties hereunder.

(b)                                 Tribute and/or Pozen shall promptly advise the Co-Investors of (i) any written notice or other written communication from any person alleging that the consent of such person is or may be required in connection with the transactions contemplated by this Agreement to the extent that either Tribute or Pozen believes there is a reasonable likelihood that the failure to obtain such consent would have a material impact on the timing of the consummation of the transactions contemplated by this Agreement or (ii) upon receiving any written communication from any Governmental Authority or third party whose consent or approval is required for the satisfaction of the condition to the Investment Closing set forth in Sections 6.1(d) or 6.1(e) hereof that causes Tribute or Pozen to believe that there is a reasonable likelihood that any such consent or approval will not be obtained or that the receipt of any such consent or approval will be materially delayed.

(c)                                  Tribute and/or Pozen, as applicable, shall promptly notify the Co-Investors of any notice, written threat, announcement or commencement of a material investigation by any Governmental Authority with respect to Tribute or any of its Subsidiaries or Pozen or any of its Subsidiaries.

(d)                                 Each of Tribute and Pozen covenants and agrees to promptly provide Purchaser with notice and copies of any amendments to the Merger Agreement or any of the annexes, exhibits or schedules (including disclosure schedules) thereto within two (2) Business Days of any such amendment.  The provisions of this Section 5.6(d) shall not in any way affect each Co-Investor’s rights to insist upon the satisfaction of the condition to closing set forth in Section 6.1(c).

5.7                               Governance Matters.  The Company shall take all actions as may be necessary to elect, or cause to be elected, to the Board of the Company, effective as soon as is practicable after the Investment Closing and the consummation of the subscription for the

Purchaser Shares and the Investor Shares, the individual designated by Purchaser, in writing, at least five (5) Business Days prior to the Investment Closing Date.

5.8                               Cooperation.

(a)                                 The Company, Tribute and Pozen each acknowledge and the Purchaser hereby agrees that the Purchaser shall not effect the Distribution until such time as the Purchaser has complied with all applicable Laws, including without limitation that the Registration Statement shall be on file with the SEC and declared effective.  In connection therewith, Purchaser may call the Purchaser Meeting and may in connection therewith be filing the Purchaser Proxy Statement with the Commission and the Canadian Commissions (as defined in Annex B) and will be furnishing such document to the holders of the Purchaser Common Shares in connection with the votes to be taken at the Purchaser Meeting.  The Company, Tribute and Pozen each hereby agrees to furnish such information as Purchaser may reasonably request for inclusion, by way of incorporation by reference or otherwise, in the Purchaser Proxy Statement.  Each of the Company, Tribute and Pozen hereby agrees that such information pertaining to it provided for such inclusion will be true and accurate in all material respects and will not omit any material information as at the time it is given.  Purchaser hereby agrees to provide the Company, Tribute and Pozen with copies of all proposed disclosure in the Purchaser Proxy Statement relating to the Company, Tribute, Pozen, this Agreement and the transactions contemplated hereby, prior to its filing.  Purchaser further agrees to provide each of the Company, Tribute and Pozen with a reasonable opportunity (at least two (2) Business Days) to review and comment upon such proposed disclosure and Purchaser shall consider such comments in good faith and make any changes thereto reasonably requested by the Company, Tribute or Pozen.

(b)                                 The Company, Tribute and Pozen each hereby agrees and acknowledges that Purchaser may be required to file reports under the Exchange Act from and after the Closing of the transactions contemplated by this Agreement, which reports may require information (including financial information) concerning the Company, Tribute and Pozen.  Each of the Company, Tribute and Pozen hereby agrees to furnish such information as Purchaser may reasonably request for inclusion in such reports.  Each of the Company, Tribute and Pozen hereby agrees that such information pertaining to it provided for such inclusion will be true and accurate in all material respects and will not omit any material information.  Purchaser hereby agrees to provide the Company, Tribute and Pozen with copies of all proposed disclosure in the Purchaser Proxy Statement relating to the Company, Tribute, Pozen, this Agreement and the transactions contemplated hereby, prior to filing.  Purchaser further agrees to provide each of the Company, Tribute and Pozen with a reasonable opportunity (at least two (2) Business Days) to review and comment upon such proposed disclosure and Purchaser shall consider such comments in good faith and make any changes thereto reasonably requested by the Company, Tribute or Pozen.

5.9                               Equal Treatment of Purchaser and the Investors.  No consideration shall be offered or paid to Purchaser or any Investor to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the parties hereto.  For clarification purposes, this provision constitutes a separate right granted to each of Purchaser and the Investors in their own respective right by Tribute and Pozen and negotiated separately by each of them in their own respective right, and is intended for Tribute and Pozen to treat Purchaser and the Investors as a class and shall not in any way be construed as such persons acting jointly or in concert or as a group with respect to the purchase, disposition or voting of Shares or otherwise.  Each Co-Investor represents that it does not have as of the date of this Agreement, and shall not have as of the Investment Closing, any verbal or written agreement, arrangement, commitment or understanding regarding voting rights attached to the Shares or the Company Shares.

5.10                        Investors’ Registration Rights.  The Investors shall have the registration rights set forth on Annex A hereto.  The Investor Registration Statement (as defined in such Annex A) shall be separate and distinct from the Registration Statement (as defined in Annex B).  The Company shall use commercially reasonable efforts to convert the Investor Registration Statement from Form S-1 to Form S-3 as soon as practicable following the time the applicable rules and regulations allow for such conversion.

5.11                        Purchaser’s Registration Rights.  Purchaser shall have the registration rights set forth on Annex B hereto.  The Registration Statement shall be separate and distinct from the Investor Registration Statement.

5.12                        Co-Investor Agreement.  Each of the Co-Investors agrees that, for a period from the date hereof and ending on the earlier of (i) Closing, (ii) termination of the Merger Agreement, and (iii) April 30, 2016, it shall not short the securities of Pozen or Tribute.  In addition, each Co-Investor further agrees that during the ten (10) days immediately preceding the Closing it shall not trade in the securities of either Pozen or Tribute.

ARTICLE VI

CONDITIONS TO INVESTMENT CLOSING

6.1                               Mutual Conditions.  The respective obligations of each Co-Investor and the Company to consummate the subscription and issuance of the Shares shall be subject to the satisfaction on or prior to the Investment Closing Date of each of the following conditions (any or all of which may be waived by a party on behalf of itself in writing, in whole or in part, to the extent permitted by applicable Law):

(a)                                 No Law shall have been enacted or promulgated, and no action shall have been taken, by any Governmental Authority of competent jurisdiction that temporarily, preliminarily or permanently restrains, precludes, enjoins or otherwise prohibits the consummation of the transactions contemplated hereby or makes the transactions contemplated hereby illegal;

(b)                                 No outstanding judgment, injunction, order or decree of a competent Governmental Authority shall have been entered and shall continue to be in effect, and no Law shall have been adopted or be effective, in each case that prohibits, enjoins or makes illegal the consummation of the transactions contemplated by this Agreement;

(c)                                  No material amendment, modification or waiver of a material right under the Merger Agreement has occurred;

(d)                                 The Merger Agreement in the form as executed by the Parties thereto as of the date of this Agreement and the Plan of Arrangement in the form attached as Schedule II to the Merger Agreement in the form as executed by the Parties thereto as of the date of this Agreement shall not have been materially amended; and

(e)                                  The conditions set forth in Article VIII of the Merger Agreement (the (“Merger Closing Conditions”) shall have been satisfied or (except for Sections 8.1(j), 8.1(k), 8.1(l), 8.2(c) and 8.3(c)) waived, and the Parties to the Merger Agreement shall have irrevocably committed, subject to no further conditions, to effect the Closing under the Merger Agreement.

6.2                               Co-Investor’s Conditions.  The obligations of each Co-Investor to consummate the subscription of such Co-Investor’s Investor Shares, in the case of an Investor, and the Purchaser Shares, in the case of the Purchaser shall be subject to the satisfaction on or prior to the Investment Closing Date of each of the following additional conditions (any or all of which may be waived by such Co-Investor on behalf of itself in writing, in whole or in part, to the extent permitted by applicable Law):

(a)                                 The respective representations and warranties of the Company, Tribute and Pozen set forth in Sections 3.1, 3.2, and 3.3, respectively, qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, in each case, as of the date of this Agreement and as of the Investment Closing as though made at and as of the Investment Closing, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties qualified as to materially shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date);

(b)                                 each of the Company, Tribute and Pozen shall have performed and complied in all material respects with its respective obligations and agreements required in this Agreement to be performed or complied with by it on or prior to the Investment Closing Date;

(c)                                  the Company Shares shall have been approved for listing on NASDAQ and the TSX, subject to official notice of issuances in respect of NASDAQ and subject to compliance with all of the customary conditions of the TSX, including receipt of all documentation required by the TSX;

(d)                                 Tribute shall have delivered, or caused to be delivered, to such Co-Investor at the Investment Closing, Tribute’s closing deliverables described in Section 2.4;

(e)                                  Tribute shall have been a reporting issuer in a jurisdiction of Canada for the four (4) months immediately preceding the Investment Closing and shall be a reporting issuer not in default as at the time of the Investment Closing;

(f)                                   The conditions set forth in Article 4.1 of the Second Amended and Restated Facility Agreement, dated as of the date hereof, by and among the Company, Pozen, Tribute and the lenders party thereto (the “Lenders”) shall have been fulfilled, or shall have been waived by the Lenders;

(g)                                  there shall not be pending any suit, action or proceeding by any Person seeking to restrain, preclude, enjoin or prohibit the transactions contemplated by this Agreement, which suit, action or proceeding is reasonably likely to have a material adverse effect on such Co-Investor;

(h)                                 Pozen shall have delivered, or caused to be delivered, to such Co-Investor at the Investment Closing, Pozen’s closing deliverables described in Section 2.5;

(i)                                     the Company shall have delivered, or caused to be delivered, to such Co-Investor at the Investment Closing, the Company’s closing deliverables described in Section 2.7; and

(j)                                    Purchaser, on the one hand, and the Company, Tribute and Pozen, on the other hand, shall not have terminated the Agreement pursuant to Section 7.1(a).

6.3                               Tribute’s Conditions.  The obligation of Tribute to consummate the allotment and issuance of the Shares to each Co-Investor shall be subject to the satisfaction on or prior to the Investment Closing Date of each of the following conditions with respect to such Co-Investor (any or all of which may be waived by Tribute in writing, in whole or in part, to the extent permitted by applicable Law):

(a)                                 the representations and warranties of such Co-Investor set forth in this Agreement qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, in each case, as of the date of this Agreement and as of the Investment Closing as though made at and as of the Investment Closing, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date);

(b)                                 such Co-Investor shall have performed and complied in all material respects with all obligations and agreements required by this Agreement to be performed or complied with by such Co-Investor on or prior to the Investment Closing Date; and

(c)                                  there shall not be pending any suit, action or proceeding by any Person seeking to restrain, preclude, enjoin or prohibit the transactions contemplated by this Agreement, which suit, action or proceeding is reasonably likely to have a material adverse effect on the Company; and

(d)                                 such Co-Investor shall have delivered, or caused to be delivered, to the Company at the Investment Closing such Co-Investor’s closing deliverables described in Section 2.6.

ARTICLE VII

TERMINATION

7.1                               Termination.  Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated and abandoned at any time prior to the Investment Closing with respect to the applicable parties as follows:

(a)                                 by mutual written consent of the Company, Tribute and Pozen, on the one hand, and one or more Co-Investors, on the other hand, which termination shall be effective as between or among the Company, Tribute and Pozen and such Co-Investor(s);

(b)                                 by any of the Company, Tribute, Pozen, Purchaser or any of the Investors (but only with respect to such terminating Investor’s rights and obligations hereunder) if there shall be any Law that makes consummation of the transactions contemplated by this Agreement illegal or otherwise prohibited, or if any judgment, injunction, order or decree of a competent Governmental Authority enjoining the Company, Tribute, Pozen, Purchaser or such Investor from consummating the transactions contemplated by this Agreement shall have been entered and such judgment, injunction, order or decree shall have become final and nonappealable; provided that the party seeking to terminate this Agreement pursuant to this Section 7.1(b) shall have used its commercially reasonable efforts to render inapplicable such Law or regulation or remove such judgment, injunction, order or decree as required by Section 5.2;

(c)                                  by any of the Company, Tribute, Pozen, Purchaser or any Investor (by only with respect to such terminating Investor’s rights and obligations hereunder) if the Investment Closing shall not have occurred on or prior to April 30, 2016 (the “End Date”); provided, however, that the right to terminate this Agreement under this Section 7.1(c) shall not be available to any party whose material breach of any covenant or obligation under this Agreement has been the cause of or resulted in the failure of the Investment Closing to occur on or before the End Date;

(d)                                 by any of the Company, Tribute, Pozen, Purchaser or any of the Investors (but only with respect to such terminating Investor’s rights and obligations hereunder) if the Merger Agreement shall have been terminated;

(e)                                  by Purchaser or any of the Investors (but only with respect to such terminating Investor’s rights and obligations hereunder) if there shall have been a breach by the Company, Tribute or Pozen of any of their respective representations, warranties, covenants or agreements contained in this Agreement, which breach would result in the failure of one or more of the conditions set forth in Sections 6.2(a) or 6.2(b) to be satisfied on or prior to the End Date, and such breach shall not be capable of being cured or shall not have been cured by the earlier of (i) the End Date and (ii) twenty (20) Business Days after detailed written notice thereof shall have been received by the party alleged to be in breach; or

(f)                                   by the Company, Tribute or Pozen, with respect to any Co-Investor, if there shall have been a breach by such Co-Investor of any of its representations, warranties, covenants or agreements contained in this Agreement, which breach would result in the failure of one or more of the conditions set forth in Sections 6.3(a) or 6.3(b) to be satisfied on or prior to the End Date, and such breach shall not be capable of being cured or shall not have been cured by the earlier of (i) the End Date and (ii) twenty (20) Business Days after detailed written notice thereof shall have been received by the party alleged to be in breach.

7.2                               Procedure Upon Termination.  In the event of termination and abandonment by the Company, Tribute, Pozen, Purchaser or any Investor pursuant to Section 7.1, written notice thereof specifying the provision of this Agreement pursuant to which such termination is effected, shall forthwith be given to the other parties hereto, and, solely with respect to a termination by Tribute or Pozen or all of the Co-Investors, this Agreement shall terminate, and the subscription for the Shares hereunder shall be abandoned.  For the avoidance of doubt, a termination by any Co-Investor shall only terminate the rights and obligations of such Co-Investor hereunder and shall not affect the rights and obligations of the other parties hereto.  The parties acknowledge that the failure by any one Co-Investor to consummate the subscription for such Co-Investor’s Investor Shares or Purchaser Shares, as the case may be, shall not affect or modify the obligations of the Company or the other Co-Investors to consummate the transactions contemplated hereby.

7.3                               Effects of Termination.  In the event of any termination of this Agreement as provided in Section 7.1 by the Company, Tribute or Pozen, or all of the Co-Investors, this Agreement, except for the provisions of Section 5.1(b), this Section 7.3 and ARTICLE VIII, shall terminate and become void and have no effect, without any liability on the part of any party or its directors, officers or stockholders with respect thereto.  Notwithstanding the foregoing, nothing in this Section 7.3 shall relieve any party to this Agreement of liability for fraud or any material breach of any covenant or agreement set forth in this Agreement.  No termination of this Agreement shall affect the obligations of the parties contained in any of the Confidentiality Agreements, all of which obligations shall survive termination of this Agreement in accordance with its terms.

ARTICLE VIII

MISCELLANEOUS

8.1                               Survival.  Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company, Tribute, Pozen or the Co-Investors herein shall survive the execution of this Agreement, the delivery to the Co-Investors of the Shares and the payment therefor.

8.2                               Expenses.  Except as otherwise provided in this Agreement, whether or not the transactions contemplated by this Agreement are consummated, all costs and expenses incurred in connection with the negotiation and execution of this Agreement and the transactions contemplated hereby shall be paid by the party incurring or required to incur such expenses, including the Registration Expenses and Investor Registration Expenses (which shall be from the account of the Company).

8.3                               Counterparts; Effectiveness.  This Agreement may be executed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by telecopy, electronic delivery or otherwise) to the other parties.  Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature.

8.4                               Governing Law.  This Agreement, and all claims or causes of action (whether at Law, in contract or in tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

8.5                               Jurisdiction; Specific Enforcement.  Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware).  Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts.  Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above named courts, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by applicable Law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.  To the fullest extent permitted by applicable Law, each of the parties hereto hereby consents to the service of process in accordance with Section 8.7; provided, however, that nothing herein shall affect the right of any party to serve legal process in any other manner permitted by Law.

8.6                               WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

8.7                               Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given (a) upon personal delivery to the party to be notified; (b) when received when sent by email or facsimile by the party to be notified, provided, however, that notice given by email or facsimile shall not be effective unless either (i) a duplicate copy of such email or fax notice is promptly given by one of the other methods described in this Section 8.7 or (ii) the receiving party delivers a written confirmation of receipt for such notice either by email or fax or any other method described in this Section 8.7; or (c) when delivered by a courier (with confirmation of delivery); in each case to the party to be notified at the following address:

If to Purchaser, to:

QLT Inc.

887 Great Northern Way, Suite 250
Vancouver, BC V5T 4T5
Canada

Facsimile:	(604) 707-7001
Attention:	Geoffrey Cox, Interim Chief Executive Officer
Dori Assaly, Vice President, Legal Affairs
Email:	gfcox@qltinc.com
dassaly@qltinc.com

with copies (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

Facsimile:	(212) 310-8007
Attention:	Raymond O. Gietz
Email:	raymond.gietz@weil.com

If to the Company, to:

Aralez Pharmaceuticals Inc.

c/o DLA Piper (Canada) LLP

Suite 6000, 1 First Canadian Place

PO Box 367, 100 King St. W

Toronto, Ontario

M5X 1E2

Canada

Facsimile:	(919) 490-5552
Attention:	Andrew Koven, President
E-mail:	akoven@pozen.com

with copies (which shall not constitute notice) to:

DLA Piper LLP (US)

51 John F. Kennedy Parkway, Suite 120

Short Hills, New Jersey 07078-2704

Facsimile:	(973) 520-2573
Attention:	Andrew Gilbert, Esq.
Email:	andrew.gilbert@dlapiper.com

If to the Former Company, to:

Aralez Pharmaceuticals plc

c/o DLA Piper (Canada) LLP

Suite 6000, 1 First Canadian Place

PO Box 367, 100 King St. W

Toronto, Ontario

M5X 1E2

Canada

Facsimile:	(919) 490-5552
Attention:	Andrew Koven, President
E-mail:	akoven@pozen.com

with copies (which shall not constitute notice) to:

DLA Piper LLP (US)

51 John F. Kennedy Parkway, Suite 120

Short Hills, New Jersey 07078-2704

Facsimile:	(973) 520-2573
Attention:	Andrew Gilbert, Esq.
Email:	andrew.gilbert@dlapiper.com

If to Pozen, to:

POZEN Inc.

1414 Raleigh Road, Suite 400

Chapel Hill, North Carolina 27517

Facsimile:	(919) 490-5552
Attention:	Adrian Adams, Chief Executive Officer
Email:	aadams@pozen.com

with copies (which shall not constitute notice) to:

DLA Piper LLP (US)

51 John F. Kennedy Parkway, Suite 120

Short Hills, New Jersey 07078-2704

Facsimile:	(973) 520-2573
Attention:	Andrew Gilbert, Esq.
Email:	andrew.gilbert@dlapiper.com

If to Tribute, to:

Tribute Pharmaceuticals Canada Inc.

151 Steeles Avenue East

Milton, Ontario, Canada L9T 1Y1

Facsimile:	(519) 434-4382
Attention:	Robert Harris, President and Chief Executive Officer
E-mail:	rob.harris@tributepharma.com

with copies (which shall not constitute notice) to:

Fogler, Rubinoff LLP

77 King Street West, Suite 3000

Toronto, Ontario M5K 1G8

Facsimile:	+1-416-941-8852
Attention:	Eric R. Roblin
E-mail:	eroblin@foglers.com

If to an Investor, at its address set forth under its name on Schedule I hereto,

or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated or personally delivered.  Any party to this Agreement may notify any other party of any changes to the address or any of the other details specified in this Section 8.7; provided, however, that such notification shall only be effective on the date specified in such notice or five (5) Business Days after the notice is given, whichever is later.  Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.

8.8                               Assignment; Binding Effect.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by any of the parties hereto without the prior written consent of the other parties; provided, however, that (i) any Co-Investor may assign any of its rights hereunder to any of its Affiliates without the prior written consent of the Company, Tribute or Pozen, but no such assignment shall relieve such Co-Investor of any of its obligations hereunder, (ii) at any time prior to the filing of the Investor Registration Statement or the Registration Statement, as applicable, any Co-Investor may reallocate, in whole or in part, the number of Shares allocated to such Co-Investor hereunder and assign its rights and obligations hereunder with respect to such reallocated Shares, to any other Co-Investor (and Schedule I will be updated accordingly), and (iii) Purchaser may assign any of its rights hereunder in connection with a merger or amalgamation of Purchaser, or the sale of all or substantially all of the assets of Purchaser and its Subsidiaries.  In addition to the foregoing, the Company hereby acknowledges and agrees that, following the Arrangement Effective Time and pursuant to the Plan of Arrangement, the Company shall assume the obligations of Tribute with respect to the Purchaser Shares and the Investor Shares.  Subject to the first sentence of this Section 8.8, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.  Any purported assignment not permitted under this Section 8.8 shall be null and void.  In addition, if Purchaser were to sell in a private transaction any of its Shares to (i) another Co-Investor or (ii) one or more persons identified on Schedule II hereto, then such purchaser shall have the rights set forth in Annex A hereto with respect to such purchased Shares.

8.9                               Severability.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in any other jurisdiction.  If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

8.10                        Independent Legal and Investment Advice.  Each party acknowledges that Weil, Gotshal & Manges LLP, McCullough O’Connor Irwin LLP and Greenhill & Co., LLC are advisors to the Purchaser and not any other party to this Agreement.  In addition, each party to this Agreement acknowledges having had the opportunity to obtain independent legal advice and independent investment advice in connection with the execution of this Agreement and the transactions contemplated hereby, prior to the execution of this Agreement, and further, each party to this Agreement represents to the other parties that it has either sought independent legal advice and independent investment advice or has waived its right to seek such advice.

8.11                        Entire Agreement.  This Agreement together with the annexes, schedules and exhibits hereto and each of the Confidentiality Agreements constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof, and this Agreement is not intended to grant standing to any person other than the parties hereto.  For greater certainty the Original Agreement is terminated hereby.

8.12                        Amendments; Waivers.  At any time prior to the Effective Time, any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company, Tribute, Pozen, Purchaser and each of the Investors; provided, however, that any amendment or waiver of any of the provisions of Annex A shall require only the signature of the Company and the affected Investor, and any amendment or waiver of Annex B shall only require the signature of the Company and Purchaser.  Notwithstanding the foregoing, no failure or delay by any party hereto in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

8.13                        Headings.  Headings of the Articles and Sections of this Agreement are for convenience of the parties only and shall be given no substantive or interpretive effect whatsoever.  The table of contents to this Agreement is for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

8.14                        No Third-Party Beneficiaries.  Each of the Co-Investors, Pozen, Tribute and the Company agrees that (a) their respective representations, warranties, covenants and agreements set forth herein are solely for the benefit of the other party hereto, in accordance with and subject to the terms of this Agreement, and (b) this Agreement is not intended to, and does not, confer upon any person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein, with the exception of the rights and remedies of the Indemnified Parties pursuant to Annex B.

8.15                        Obligations of the Co-Investors and the Company.  The obligations of the Co-Investors are several and not joint and the breach by any Co-Investor of its obligations hereunder shall not result in any liability being incurred by any one or more of the other Co-Investors as a result of such breach.  Each of the Company, Tribute and Pozen acknowledges and agrees that should one or more Co-Investors not be ready, willing and able to subscribe for its respective Shares hereunder, any of the other Co-Investors may subscribe for such Shares in lieu of the non-performing Co-Investor.

** REMAINDER OF PAGE INTENTIONALLY LEFT BLANK**

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

TRIBUTE PHARMACEUTICALS CANADA INC.

By:	/s/ Scott Langille
	Name:	Scott Langille
	Title:	Chief Financial Officer

POZEN INC.

By:	/s/ Adrian Adams
	Name:	Adrian Adams
	Title:	Chief Executive Officer

ARALEZ PHARMACEUTICALS PLC

By:	/s/ William L. Hodges
	Name:	William L. Hodges
	Title:	Director

ARALEZ PHARMACEUTICALS INC.

By:	/s/ Andrew Koven
	Name:	Andrew Koven
	Title:	President

QLT INC.

By:	/s/ Geoffrey Cox
	Name:	Geoffrey Cox
	Title:	Interim Chief Executive Officer

DEERFIELD PRIVATE DESIGN FUND III, L.P.

By:	Deerfield Mgmt III, L.P., General Partner
By:	J.E. Flynn Capital III, LLC, General Partner

By:	/s/ David J. Clark
	Name:	David J. Clark
	Title:	Authorized Signatory

DEERFIELD INTERNATIONAL MASTER FUND, L.P.

By:	Deerfield Mgmt, L.P., General Partner
By:	J.E. Flynn Capital, LLC, General Partner

By:	/s/ David J. Clark
	Name:	David J. Clark
	Title:	Authorized Signatory

DEERFIELD PARTNERS, L.P.

By:	Deerfield Mgmt, L.P., General Partner
By:	J.E. Flynn Capital, LLC, General Partner

By:	/s/ David J. Clark
	Name:	David J. Clark
	Title:	Authorized Signatory

BROADFIN HEALTHCARE MASTER FUND, LTD

By:	/s/ Kevin Kotler
	Name:	Kevin Kotler
	Title:	Authorized Signatory

JW PARTNERS, LP

By: JW GP, LLC, its General Partner

By:	/s/ Jason Wild
	Name:	Jason Wild
	Title:	Authorized Signatory

JW OPPORTUNITIES FUND, LLC

By:	JW GP, LLC, its Manager

By:	/s/ Jason Wild
	Name:	Jason Wild
	Title:	Authorized Signatory

JW OPPORTUNITIES MASTER FUND, LTD.

By:	JW GP, LLC, its Manager

By:	/s/ Jason Wild
	Name:	Jason Wild
	Title:	Authorized Signatory

SCHEDULE I

SCHEDULE OF CO-INVESTORS

Co-Investor — Name (Jurisdiction) and Address	Subscription Price
QLT Inc. (British Columbia)	$45,000,000

250 — 887 Great Northern Way
Vancouver, B.C., Canada

Attn: Geoffrey Cox
Fax: (604) 707-7001
Email: gfcox@qltinc.com

Deerfield Private Design Fund III, L.P. (Delaware)	$5,000,000

Deerfield International Master Fund, L.P. (British Virgin Islands)	$2,800,000

Deerfield Partners, L.P. (Delaware)	$2,200,000

780 Third Avenue, 37th Floor
New York , New York 100017

Attn: David J. Clark
Fax: (212) 599-3075
Email: dclark@deerfield.com

Broadfin Healthcare Master Fund, LTD (Cayman Islands)	$12,500,000

300 Park Avenue, 25th Floor,
New York, NY 10005

Attn: Jason Abrams
Fax: (212) 808-2464
Email: Jason@broadfincapital.com

JW Partners, LP (Delaware)	$5,850,000

JW Opportunities Master Fund, Ltd. (Cayman Islands)	$1,650,000

515 Madison Ave, 14B
New York, NY 10022

Attn: Jason Wild
Fax: (212) 207-4674
Email: jwild@jwfunds.com

Total:	$75,000,000

SCHEDULE II

SCHEDULE OF POTENTIAL PURCHASER TRANSFEREES

1.              NONE.

ANNEX A

INVESTORS’ REGISTRATION RIGHTS

1.1          Certain Definitions.

(a)                                 “Investor Prospectus” shall mean the prospectus (including any preliminary, final or summary prospectus) included in the Investor Registration Statement, all amendments and supplements to such prospectus and all other material incorporated by reference in such prospectus.

(b)                                 “Investor Registration Expenses” shall mean any and all expenses incurred by the Company and its Subsidiaries in effecting the Investor Registration pursuant to this Agreement, including, all (a) Investor Registration and filing fees, and all other fees and expenses payable in connection with the listing of securities on any securities exchange or automated interdealer quotation system, (b) fees and expenses of compliance with any securities or “Blue Sky” Laws (including reasonable fees and disbursements of counsel in connection with “Blue Sky” qualifications of the Investor Shares), (c) expenses in connection with the preparation, printing, mailing and delivery of the Investor Registration Statement, Investor Prospectus and other documents in connection therewith and any amendments or supplements thereto, (d) printing expenses, (e) internal expenses of the Company (including, all salaries and expenses of its officers and employees performing legal or accounting duties), (f) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company and (g) fees and expenses of any special experts retained by the Company in connection with such Investor Registration.  Investor Registration Expenses shall not include, and the Company shall not have any obligation to pay, any out-of-pocket expenses of any Investor, including the attorneys’ fees of any such Investor.

(c)                                  “Investor Registration” shall mean the registration effected by preparing and filing (a) the Investor Registration Statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such Investor Registration Statement, or (b) an Investor Prospectus and/or Investor Prospectus supplement in respect of the effective Investor Registration Statement.

(d)                                 The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

(e)                                  “Registrable Securities” shall mean:  (i) the Investor Shares, the Company Shares issuable to each Investor upon consummation of the Plan of Arrangement, and any Company Shares issued or issuable to each Investor (A) upon any distribution with respect to, any exchange for or any replacement of such Company Shares, or (B) upon any conversion, exercise or exchange of any securities issued in connection with any such distribution, exchange or replacement; (ii) securities issued or issuable upon any stock split, stock dividend, recapitalization or similar event with respect to the foregoing; and (iii) any other security issued as a dividend or other distribution with respect to, in exchange for or in replacement of the securities referred to in the preceding clauses, except that any such shares or other securities shall cease to be Registrable Securities when (A) they have been sold to the public or (B) they may be sold by such Investor without restriction pursuant to Rule 144.

(f)                                   “Selling Expenses” shall mean all selling commissions and transfer taxes applicable to the sale, transfer, issuance or allotment of Registrable Securities and all fees and disbursements of counsel for Investors.

1.2          Registration Requirements.  The Company shall use its commercially reasonable efforts to effect the registration of the resale of the Registrable Securities (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable Blue Sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as would permit or facilitate the resale of all the Registrable Securities in the manner (including manner of sale) and in all states reasonably requested by the Investors, provided that in no event shall the Company be required to register the resale of the Registrable Securities in an underwritten offering.  Such commercially reasonable efforts by the Company shall include, without limitation, the following:

(a)                                 The Company shall use commercially reasonable efforts to, as expeditiously as possible:

(i)                                    prepare and promptly following the filing of Registration Statement on Form S-4 by the Company (in no event later than January 15, 2016), file a registration statement with the Commission pursuant to Rule 415 under the Securities Act covering resales by the Investors as selling stockholders (not underwriters) of the Registrable Securities (the “Investor Registration Statement”).  The Company shall use its commercially reasonable efforts to cause such Investor Registration Statement and other filings to be declared effective as soon as possible following its filing.

(ii)                                respond to all Commission comments, inquiries and requests, and shall request acceleration of effectiveness of the Investor Registration Statement at the earliest possible date.  The Company shall provide the Investors reasonable opportunity to review the portions of any such Investor Registration Statement or amendment or supplement thereto containing disclosure regarding the Investors prior to filing.

(iii)                            prepare and file with the Commission such amendments and supplements to such Investor Registration Statement and the Investor Prospectus used in connection with such Investor Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Investor Registration Statement and notify the Investors of the filing and effectiveness of such Investor Registration Statement and any amendments or supplements.

(iv)                             furnish or otherwise make available to each Investor copies of a current prospectus included in the Investor Registration Statement conforming with the requirements of the Securities Act, copies of the Investor Registration Statement, any amendment or supplement thereto and any documents incorporated by reference therein and such other documents as such Investor may reasonably require in order to facilitate the disposition of Registrable Securities owned by such Investor.

(v)                                 register and qualify the securities covered by the Investor Registration Statement under the securities or “Blue Sky” Laws of all domestic jurisdictions, to the extent required; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(vi)                             notify each Co-Investor of the happening of any event (but not the substance or details of any such events) as a result of which the Investor Prospectus (including any supplements thereto or thereof) included in such Investor Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its commercially reasonable efforts to promptly update and/or correct such prospectus.

(vii)                         notify each Investor of the issuance by the Commission or any state securities commission or agency of any stop order suspending the effectiveness of the Investor Registration Statement or the threat or initiation of any proceedings for that purpose.  The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

(viii)                     if required by the NASDAQ or the principal securities exchange and/or market on which the Company’s common shares are then listed, qualify the Registrable Securities covered by such Investor Registration Statement for listing on the NASDAQ or the principal securities exchange and/or market on which the Company’s common shares are then listed, including the preparation and filing of any required filings with such principal market or exchange.

(b)                                 The Company may suspend the use of any Investor Prospectus used in connection with the Investor Registration Statement only in the event, and for such period of time as, (i) such a suspension is required by the rules and regulations of the Commission or any self-regulatory organization, or (ii) it is determined in good faith by the Board of the Company that because of valid business reasons (not including the avoidance of the Company’s obligations hereunder), it is in the best interests of the Company to suspend such use, and prior to suspending such use in accordance with this clause (b) the Company provides the Investors with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension.  The Company will use commercially reasonable efforts to cause such suspension to terminate at the earliest possible date.  Notwithstanding the foregoing, the use of any Investor Prospectus may be suspended by reason of clause (ii) of this subsection (b) for a period of time not to exceed (A) sixty consecutive days for any one such suspension or (B) an aggregate of ninety days during the Investor Registration Period.

(c)                                  The Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to the Investor Registration Statement and the Investor Prospectus used in connection with the Investor Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep the Investor Registration Statement effective at all times during the Investor Registration Period (as defined below), and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Investor Registration Statement.  In the case of amendments and supplements to the Investor Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 1.2(c)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into the Investor Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Investor Registration Statement.

(d)                                 Each Investor agrees by its acquisition of the Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 1.2(a)(vi) or 1.2(a)(vii), and upon notice of any suspension under Section 1.2(b), such Investor will forthwith discontinue disposition of such Registrable Securities under the Investor Registration Statement until such Investor’s receipt of the copies of the supplemented prospectus and/or amendment to the Investor Registration Statement contemplated by this Section 1.2, or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus or the Investor Registration Statement.  The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(e)                                  If requested by an Investor, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the Subscription Price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering, (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) as soon as practicable, supplement or make amendments to the Investor Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

1.3          Expenses of Investor Registration.  All Investor Registration Expenses in connection with any registration, qualification or compliance with registration pursuant to this Agreement shall be borne by the Company, and all Selling Expenses of an Investor shall be borne by such Investor.

1.4          Investor Registration Period.  In the case of the Investor Registration, the Company shall keep such registration effective from the date on which the Investor Registration Statement initially became effective until the earlier of: (i) the date on which all the Investors have completed the sales or distribution described in the Investor Registration Statement relating to the Registrable Securities registered for resale thereunder; (ii) until such Registrable Securities may be sold by the Investors without restriction pursuant to Rule 144 (or any successor thereto); or (iii) one year from the effective date of the Investor Registration Statement (the “Investor Registration Period”).  Thereafter, the Company shall be entitled to withdraw such Investor Registration Statement and the Investors shall have no further right to offer or sell any of the Registrable Securities registered for resale thereon pursuant to the Investor Registration Statement (or any prospectus relating thereto).

1.5          Indemnification.

(a)                                 Indemnification by the Company.  The Company agrees to indemnify and hold harmless, to the fullest extent permitted by Law, (i) each Investor and its officers, directors, stockholders, employees, advisors, agents and Affiliates, (ii) each Investor’s Affiliates’ officers, directors, stockholders, employees, advisors, agents, and (iii) each Person who controls (within the meaning of the Securities Act, the Exchange Act) such Persons, against any and all claims, losses, damages, penalties, judgments, suits, costs, liabilities and expenses (or actions in respect thereof) (collectively, the “Losses”) arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in the Investor Registration Statement (including any Investor Prospectus) or any other document incorporated by reference therein, (B) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not false or misleading (in the case of any Investor Prospectus, in light of the circumstances under which they were made), or (C) any violation by the Company of the Securities Act, the Exchange Act, the Canadian Securities Laws or any state securities or “Blue Sky” Laws applicable to the Company, and will reimburse each of the Persons listed above, for any reasonable and documented out-of-pocket legal and any other expenses reasonably incurred in connection with investigating and defending any such Losses; provided, that the Company will not be liable in any such case to the extent that any such Losses arise out of or are based on any untrue statement or omission based upon written information furnished to the Company by such Person and stated to be specifically for use in such Investor Registration Statement or Investor Prospectus.

(b)                                 Indemnification by Investors.  Each Investor agrees to indemnify and hold harmless, to the fullest extent permitted by Law, (i) the Company and its officers, directors, stockholders, employees, advisors, agents and Affiliates, (ii) each of the Company’s Affiliates’ officers, directors, stockholders, employees, advisors, agents, and (iii) each Person who controls the Company (within the meaning of the Securities Act, the

Exchange Act or the Canadian Securities Laws), against any and all Losses arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact made by such Investor contained in the Investor Registration Statement (including any Investor Prospectus) or any other document incorporated by reference therein or (B) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by such Investor therein not false or misleading (in the case of any Investor Prospectus, in light of the circumstances under which they were made), and will reimburse the Persons listed above for any reasonable and documented legal or any other expenses reasonably incurred in connection with investigating or defending any such Losses, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in reliance upon and in conformity with written information furnished to the Company by such Investor and stated to be specifically for use in such Investor Registration Statement or Investor Prospectus, provided, however, that the obligations of each Investor hereunder shall be limited to such Investor’s respective Subscription Price.

(c)                                  Conduct of the Indemnification Proceedings.  Each Person entitled to indemnification under this Section 1.5 (the “Indemnified Party”) shall give notice to the Person required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld) and the Indemnified Party may participate in such defense at such Indemnified Party’s expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party); and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.5 unless the Indemnifying Party is actually and materially prejudiced thereby.  It is understood and agreed that the Indemnifying Party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate legal counsel for all Indemnified Parties; provided, however, that where the failure to be provided separate legal counsel would be reasonably likely to result in a conflict of interest on the part of such legal counsel for all Indemnified Party, separate counsel shall be appointed for the Indemnified Parties to the extent needed to alleviate such potential conflict of interest.  No Indemnifying Party, in the defense of any such claim or litigation shall, except with the prior written consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.  Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnified Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

(d)                                 Contribution.  If the indemnification provided for in this Section 1.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Losses, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other, in connection with the statements or omissions (or alleged statements or omissions) which resulted in such Losses, as well as any other relevant equitable considerations.  The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and such parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that the obligations of each Investor shall be limited to an amount equal to the such Investor’s respective Subscription Price; and provided, further, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) or gross negligence shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation or gross negligence.

(e)                                  Exclusivity.  Subject to the limitations on each Investor’s liability set forth in Section 1.5(b) and Section 1.5(d), the remedies provided for in this Section 1.5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at Law or equity.  The remedies shall remain in full force and effect regardless of any investigation made by or on behalf of an Investor or any Indemnified Party and survive the transfer of the Investor Shares by an Investor.

1.6          Survival.  The indemnity and contribution agreements contained in Section 1.5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company, and (iii) the consummation of the sale or successive resales of the Registrable Securities.

1.7          Information by Investors.  Each Investor shall promptly furnish to the Company such information regarding such Investor and the distribution and/or sale proposed by such Investor as the Company may from time to time reasonably request in writing in connection with any Investor Registration, qualification or compliance referred to in this Agreement, and the Company may exclude from such Investor Registration the Registrable Securities of any Investor who unreasonably fails to furnish such information within a reasonable time after receiving such request.  The intended method or methods of disposition and/or sale of such securities as so provided by such purchaser shall be included without alteration in the Investor Registration Statement covering the Registrable Securities and shall not be changed without written consent of such Investor.  Each Investor agrees that, other than ordinary course brokerage arrangements, in the event it enters into any arrangement with a broker dealer for the sale of any Registrable Securities through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, such Investor shall promptly deliver to the Company in writing all applicable information required in order for the Company to be able to timely file a supplement to the Investor Prospectus pursuant to Rule 424(b), or take any other action, under the Securities Act, to the extent that such supplement or other action is legally required.  Such information shall include a description of (i) the name of such Investor and of the participating broker dealer(s), (ii) the number of Registrable Securities involved, (iii) the price at which such Registrable Securities were or are to be sold, and (iv) the commissions paid or to be paid or discounts or concessions allowed or to be allowed to such broker dealer(s), where applicable

ANNEX B

PURCHASER’S REGISTRATION RIGHTS

1.1.                            Certain Definitions.

(a)                   “Prospectus” means the prospectus (including any preliminary, final or summary prospectus) included in the Registration Statement, all amendments and supplements to such prospectus and all other material incorporated by reference in such prospectus.

(b)                   “Registration” means the registration effected by preparing and filing (a) the Registration Statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such Registration Statement, or (b) a Prospectus and/or Prospectus supplement in respect of the effective Registration Statement.

(c)                    “Registration Expenses” means any and all expenses incurred by the Company and its Subsidiaries in effecting the Registration pursuant to this Agreement, including, all (a) Registration and filing fees, and all other fees and expenses payable in connection with the listing of securities on any securities exchange or automated interdealer quotation system, (b) fees and expenses of compliance with any securities or “Blue Sky” Laws (including reasonable fees and disbursements of counsel in connection with “Blue Sky” qualifications of the Purchaser Shares), (c) expenses in connection with the preparation, printing, mailing and delivery of the Registration Statement, Prospectus and other documents in connection therewith and any amendments or supplements thereto, (d) printing expenses, (e) internal expenses of the Company (including, all salaries and expenses of its officers and employees performing legal or accounting duties), (f) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company and (g) fees and expenses of any special experts retained by the Company in connection with such Registration.  Registration Expenses shall not include, and the Company shall not have any obligation to pay, any out-of-pocket expenses of Purchaser or any transfer taxes (x) applicable to the sale, transfer, issuance or allotment of the Purchaser Shares; or (y) arising in connection with the Distribution, both of which shall be borne by Purchaser.

(d)                   “Registration Statement” means the registration statement of the Company that covers the Distribution of the Purchaser Shares to the holders of the Purchaser Common Shares pursuant to the provisions of this Agreement filed with, or to be filed with, the Commission under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits, financial information and all other material incorporated by reference in such registration statement.

1.2.                            Registration Requirements.

(a)                   As promptly as practicable following the filing of a Registration Statement on Form S-4 by the Company, the Company shall (i) prepare and cause to be filed with the Commission (no later than January 15, 2016) the Registration Statement on an eligible form and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing.  The Company shall use its commercially reasonable efforts to keep the Registration Statement current and effective until the time the Distribution is completed.  In addition, until the completion of the Distribution, the Company shall take all reasonably necessary steps and proceedings as may be required from time to time under the Canadian Securities Laws to maintain its status as a reporting issuer under applicable Canadian Securities Laws, and cure any default outstanding as of the date hereof.  Each of Purchaser and Pozen shall furnish the Company all information concerning such person and its Affiliates, and provide such other assistance, as may be reasonably requested in connection with the preparation and filing of the Registration Statement.  The Registration Statement shall include all information reasonably requested by the Purchaser to be included therein.  The Company shall promptly notify the other upon the receipt of any comments from the Commission or any request from the Commission for amendments or supplements to the Registration Statement, and shall provide Purchaser with copies of all correspondence between it and its representatives, on one hand, and the Commission or the Canadian Commissions, on the other hand.  The Company shall use its commercially reasonable efforts to respond as promptly as practicable to any comments from the Commission with respect to the Registration Statement.  Notwithstanding the foregoing, prior to filing (i) the Registration Statement (or any amendment or supplement thereto) or responding to any comments of the Commission with respect thereto, the Company shall provide Purchaser an opportunity to review and comment on such document or response (including the proposed final version of such document or response).  The Company shall advise Purchaser, promptly after receipt of notice thereof, of the time of effectiveness of the Registration Statement, the issuance of any stop order relating thereto, and the Company shall use its commercially reasonable efforts to have any such stop order or suspension lifted, reversed or otherwise terminated.  The Company shall also take any other action (other than qualifying to do business in any jurisdiction in which it is not now so qualified) required to be taken under the Securities Act, the Exchange Act, the Canadian Securities Laws, any applicable foreign or state securities or “Blue Sky” Laws and the rules and regulations thereunder in connection with the transactions associated with this Agreement.

(b)                   If, prior to the completion of the Distribution, any event occurs with respect to the Company or Pozen or any of their respective Subsidiaries, or any change occurs with respect to other information supplied by the Company or Pozen for inclusion in the Registration Statement which is required to be described in an amendment of, or a supplement to, the Registration Statement, the Company shall promptly notify Purchaser of such event or Pozen shall promptly notify the Company and Purchaser of such event, as applicable, and the Company shall use commercially reasonable efforts to promptly file with (i) the Commission any necessary amendment or supplement to the Registration Statement, and, as required by Law and disseminate the information contained in such amendment or supplement.  Nothing in this Section 1.2(b) shall limit the obligations of any party under Section 1.2(a).

(c)                    If prior to the completion of the Distribution, any event occurs with respect to Purchaser or any of its Subsidiaries, or any change occurs with respect to other information supplied by Purchaser for inclusion in the Registration Statement, which is required to be described in an amendment of, or a supplement to, the Registration Statement, Purchaser shall promptly notify the Company of such event, and the Company shall use commercially reasonable efforts to promptly file with the Commission any necessary amendment or supplement to the Registration Statement as required by Law, disseminate the information contained in such amendment or supplement.  Nothing in this Section 1.2(c) shall limit the obligations of any party under Section 1.2(a).

(d)                   The Company shall deliver to Purchaser, without charge, as many copies of the Prospectus and any amendment or supplement thereto as Purchaser may reasonably request in the context of the Distribution (it being understood that the Company consents to the use of the Prospectus and any amendment or supplement thereto in connection with the Distribution) and such other documents as Purchaser may reasonably request in order to facilitate the Distribution.

(e)                    The Company shall reasonably cooperate with Purchaser to facilitate the timely preparation and delivery of certificates, with requisite CUSIP numbers, representing the Purchaser Shares to be distributed to the holders of the Purchaser Common Shares pursuant to the Distribution and not bearing any restrictive legends.

(f)                     The Company will use its commercially reasonable efforts to procure the cooperation of the Company’s transfer agent in settling the distribution of the Purchaser Shares to the holders of the Purchaser Common Shares pursuant to the Distribution, including with respect to the transfer of physical security instruments into book-entry form in accordance with any procedures reasonably requested by Purchaser.

1.3.                            Indemnification.

(a)                   Indemnification by the Company.  The Company agrees to indemnify and hold harmless, to the fullest extent permitted by Law, (i) Purchaser and its officers, directors, stockholders, employees, advisors, agents and Affiliates, (ii) each of Purchaser’s Affiliates’ officers, directors, stockholders, employees, advisors, agents, and (iii) each Person who controls (with the meaning of the Securities Act, the Exchange Act or the Canadian Securities Laws) such Persons, against any and all claims, losses, damages, penalties, judgments, suits, costs, liabilities and expenses (or actions in respect thereof) (collectively, the “Losses”) arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement (including any Prospectus) or any other document incorporated by reference therein, (B) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not false or misleading (in the case of any Prospectus, in light of the circumstances under which they were made), or (C) any violation by the Company of the Securities Act, the Exchange Act, the Canadian Securities Laws or any state securities or

“Blue Sky” Laws applicable to the Company, and will reimburse each of the Persons listed above, for any reasonable and documented out-of-pocket legal and any other expenses reasonably incurred in connection with investigating and defending any such Losses; provided, that the Company will not be liable in any such case to the extent that any such Losses arise out of or are based on any untrue statement or omission based upon written information furnished to the Company by Purchaser and stated to be specifically for use in such Registration Statement or the Prospectus.

(b)                   Indemnification by Purchaser.  Purchaser agrees to indemnify and hold harmless, to the fullest extent permitted by Law, (i) the Company and its officers, directors, stockholders, employees, advisors, agents and Affiliates, (ii) each of the Company’s Affiliates’ officers, directors, stockholders, employees, advisors, agents, and (iii) each Person who controls the Company (within the meaning of the Securities Act, the Exchange Act or the Canadian Securities Laws), against any and all Losses arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact made by Purchaser contained in any Registration Statement (including any Prospectus) or any other document incorporated by reference therein or (B) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by Purchaser therein not false or misleading (in the case of any Prospectus, in light of the circumstances under which they were made), and will reimburse the Persons listed above for any reasonable and documented legal or any other expenses reasonably incurred in connection with investigating or defending any such Losses, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in reliance upon and in conformity with written information furnished to the Company by Purchaser and stated to be specifically for use in such Registration Statement or Prospectus, provided, however, that the obligations of Purchaser hereunder shall be limited to the Subscription Price.

(c)                    Conduct of the Indemnification Proceedings.  Each Person entitled to indemnification under this Section 1.3 (the “Indemnified Party”) shall give notice to the Person required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld) and the Indemnified Party may participate in such defense at such Indemnified Party’s expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party); and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.3 unless the Indemnifying Party is actually and materially prejudiced thereby.  It is understood and agreed that the Indemnifying Party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate legal counsel for all Indemnified Parties; provided, however, that where the failure to be provided separate legal counsel would be reasonably likely to result in a conflict of interest on the part of such legal counsel for all Indemnified Party, separate counsel shall be appointed for the Indemnified Parties to the extent needed to alleviate such potential conflict of interest.  No Indemnifying Party, in the defense of any such claim or litigation shall, except with the prior written consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.  Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnified Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

(d)                   Contribution.  If the indemnification provided for in this Section 1.3 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Losses, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other, in connection with the statements or omissions (or alleged statements or omissions) which resulted in such Losses, as well as any other relevant equitable considerations.  The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and such parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that the obligations of Purchaser shall be limited to an amount equal to the Subscription Price; and provided, further, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) or gross negligence shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation or gross negligence.

(e)                    Exclusivity.  Subject to the limitations on Purchaser’s liability set forth in Section 1.3(b) and Section 1.3(d), the remedies provided for in this Section 1.3 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at Law or equity.  The remedies shall remain in full force and effect regardless of any investigation made by or on behalf of Purchaser or any Indemnified Party and survive the transfer of the Shares by Purchaser.